UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 11, 2015, First Commonwealth Bank, the banking subsidiary of First Commonwealth Financial Corporation (the “Company”), and First Community Bank, an Ohio state-chartered commercial bank (“First Community Bank”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of May 11, 2015, pursuant to which First Community Bank will merge with and into First Commonwealth Bank. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. A slide presentation regarding the acquisition of First Community Bank which management of the Company has made available to investors is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

99.1	Press release dated May 11, 2015 announcing the acquisition of First Community Bank

99.2	Slide presentation regarding the acquisition of First Community Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015
FIRST COMMONWEALTH FINANCIAL CORPORATION

By:    /s/ James R. Reske
Name: James R. Reske
Title: Executive Vice President and
Chief Financial Officer